Exhibit 10.4

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of May 11, 2018, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc., a Delaware corporation (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA 94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 30, 2016 (as amended from time to time, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) extend additional credit to Borrower and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to extend additional credit to Borrower and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2(a) (Term Loans). Section 2.2(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a)Availability.

(i)Subject to the terms and conditions of this Agreement, on the Effective Date, the Lenders, severally and not jointly, made term loans to Borrower in an aggregate amount of Fifteen Million Dollars ($15,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the Second Amendment Effective Date) (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed.

(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the Second Amendment Effective Date, to make term loans to Borrower in an aggregate amount equal to Five Million Dollars ($5,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”). After repayment, no Term B Loan may be re-borrowed.

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(iii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Draw Period, to make term loans to Borrower in an aggregate amount equal to Five Million Dollars ($5,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans and Term C Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term C Loan may be re-borrowed.”

2.2Section 2.2(b) (Term Loans). Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan then outstanding, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to thirty (30) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.3Section 2.5 (Fees). Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.5Fees. Borrower shall pay to Collateral Agent:

(a)Facility Fee. A fully earned, non-refundable facility fee of One Hundred Twenty-Five Thousand Dollars ($125,000.00) to be shared between the Lenders pursuant to their respective Commitment Percentages payable as follows: (i) Seventy-Five Thousand Dollars ($75,000.00) of the facility fee shall be due and payable on the Effective Date, (ii) Twenty-Five Thousand Dollars ($25,000.00) of the facility fee shall be due and payable on the Second Amendment Effective Date, and (iii) the remaining Twenty-Five Thousand Dollars ($25,000.00) of the facility fee shall be due and payable on the Funding Date of the Term C Loan;

(b)Final Payment. The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares;

(c)Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares;

(d)Second Amendment Fee. The Second Amendment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(e)Lenders’ Expenses. All Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.”

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2.4Section 10 (Notices). The notice information for Borrower in Section 10 of the Loan Agreement hereby is amended and restated as follows:

If to Borrower:	EIGER BIOPHARMACEUTICALS, INC.
2155 Park Blvd.
Palo Alto, CA 94306
Attn: Chief Financial Officer
Fax: (650) 618-1621
Email: jwelch@eigerbio.com

with a copy (which shall	Cooley LLP
not constitute notice) to:	3175 Hanover Street
Palo Alto, CA 94304-1130
Attn: Glen Sato
Fax: (650) 849-7400
Email: gsato@cooley.com”

2.5Section 13 (Definitions). The following terms and their respective definitions hereby are added, in appropriate alphabetical order, or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is February 1, 2019.

“Draw Period” is the period commencing on the date of the occurrence of a Term C Milestone and ending on the earliest of (i) sixty (60) days from the occurrence of a Term C Milestone, (ii) December 31, 2018, and (iii) the occurrence of any Event of Default; provided, however, that the Draw Period shall not commence if on the date of the occurrence of a Term C Milestone an Event of Default has occurred and is continuing.

“Second Amendment Effective Date” is May 11, 2018.

“Second Amendment Fee” is a non-refundable amendment fee, fully-earned as of the Second Amendment Effective Date, in the amount of Eighty-Five Thousand Dollars ($85,000.00) due on the earlier to occur of (i) the Maturity Date or (ii) the prepayment of the Term Loans pursuant to Section 2.2(c) or (d).

“Term C Loan(s)” is defined in Section 2.2(a)(iii) hereof.

“Term C Milestone” means Borrower has achieved positive final Phase 2 data from at least one of the following three programs: (i) pegylated interferon-lambda LIMT-HDV Phase 2 trial in hepatitis delta virus, (ii) the Exendin Prevent Phase 2 trial in post-bariatric surgery associated hypoglycemia, or (iii) the Ubenimex ULTRA Phase 2 trial in lymphedema; in each case, provided that Borrower has provided to Collateral Agent written evidence of the same, in form and content acceptable to Collateral Agent in its sole discretion.

“Term Loan(s)” is defined in Section 2.2(a)(iii) hereof.

2.6Section 13.1 (Definitions). The defined terms “Second Draw Period” and “Term B Milestones” and their respective definitions are deleted in their entirety from Section 13.1 of the Loan Agreement.

2.7Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

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3.Limitation of Amendment.

3.1The amendments set forth in Section 2 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the Disbursement Letter attached hereto, (iii) a Secured Promissory Note in favor of Oxford in respect of the Term B Loan attached hereto, and (iv) the Corporate Borrowing Certificate for each Borrower, the form of which is attached hereto, (b) Borrower’s payment of Twenty-Five Thousand Dollars ($25,000.00) of the facility fee due as specified in Section 2.5 of the Loan Agreement (as revised by this Amendment), and (c) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:	/s/ Jim Welch
Name:	Jim Welch
Title:	CFO

EB PHARMA, LLC

By:
Its:

By:
Name:
Title:

EBPI MERGER, INC.

By:	/s/ Jim Welch
Name:	Jim Welch
Title:	CFO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:
Name:
Title:

[Signature Page to Second Amendment to Loan and Security Agreement]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:	/s/ James P. Shaffer
Its:	Chief Business Officer

	By:	/s/ James P. Shaffer
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:
Name:
Title:

[Signature Page to Second Amendment to Loan and Security Agreement]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Its:

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

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SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$15,000,000.00	100.00%
TOTAL	$15,000,000.00	100.00%

Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$5,000,000.00	100.00%
TOTAL	$5,000,000.00	100.00%

Term C Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$5,000,000.00	100.00%
TOTAL	$5,000,000.00	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$25,000,000.00	100.00%
TOTAL	$25,000,000.00	100.00%

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